UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): July 25, 2006

                           UNITED ECOENERGY CORP.
           (Exact Name of Registrant as Specified in Its Charter)

   Nevada                        814-00717                84-1517723
(State or Other Jurisdiction (Commission File Number)  I.R.S. Employer
     of Incorporation) 					 Identification No.)

    409 Brevard Avenue, Suite 7, Cocoa, Florida                 32922
      (Address of principal executive offices)               (Zip Code)

                               (321)-433-1136
                         (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
















SECTION 5  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By letter dated October 11, 2007, William Mackey, Chairman, CEO, President and a member of Registrant?s Board of Directors, submitted his resignation. A copy of his resignation letter is attached as
Exhibit 5.02. Mr. Mackey did not indicate that his resignation was the result of any matter relating to the Company?s operations, policies or practices.

By letter dated October 12, 2007, William Sklar, a Director and Chairman, And Chair of the Audit Committee, submitted his resignation. A copy of his resignation letter is attached as Exhibit 5.02. Mr. Sklar did not indicate that his resignation was the result of any matter relating to the Company?s operations, policies or practices.

Registrant expects to identify new Board members to replace Mr.
Mackey and Mr. Sklar within the next few weeks.

SECTION  8  OTHER EVENTS

Item 8.01   Other Events.

On February 1, 2007, Registrant entered into a binding letter of intent to acquire GEI Development, LLC and Solid Waste Properties, LLC, based in St. Louis, Missouri, as portfolio investments of Registrant, a business development company under the Investment Company Act of 1940. The binding letter of intent was subject to due diligence by Registrant, for a period of 45 days, and to the satisfaction of other conditions to closing, including the preparation and execution of a definitive acquisition agreement.

Under the terms of the letter of intent, Registrant was to provide or arrange for additional working capital funding for the two portfolio companies at closing, and additional funding as needed thereafter. A copy of the binding letter of intent was attached to Form 8-K filed by Registrant on February 6, 2007.

The letter of intent was extended several times by Registrant and GEI Development, LLC and Solid Waste Properties, LLC, but no definitive acquisition agreement was ever entered into, and the last extension of the letter of intent has now expired.

Registrant will continue to seek other suitable portfolio company investments.


SECTION  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

     None

This report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, expenses, earnings or losses from operations or investments, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include risks that are described from time to time in our Securities and Exchange Commission, or the SEC, reports filed before this report.

We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We caution you that forward-looking statements of this type are subject to uncertainties and risks, many of which cannot be predicted or quantified.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: October 16, 2007

                            UNITED ECOENERGY CORP.



                            By /s/ Robert Hipple
                              --------------------------------
                                Robert Hipple
                                Chief Financial Officer